Exhibit 10.3

ASSIGNMENT OF NOTE THIS ASSIGNMENT OF NOTE (the "Agreement') is entered into effective this 3rd day August 2020 by and between Stephen Brock ("Assignor") and Specialty Capital Lenders LLC, a Wyoming Limited Liability Company ("Assignee"). WHEREAS, Public Company Management Corporation (the "Company") executed a Promissory Note originally payable to Assignor in the principal amount of Three Hundred ($350,000) Dollars ("the Note") pursuant to a Debt Restructuring Agreement dated as of September 30, 2016 (the "Effective Date"), by and among Assignor and K. Brock & S. Brock General Partners trustee of Brock Family Trust, K. Brock & S. Brock General Partners Brock Family Trust UADTD 06/24/1998, K. Brock & S. Brock General Partners Trustee of Brock Family Trust, and the Brock Irrevocable Trust (together with Brock are related parties under the Debt Restructure Agreement) and the Company. WHEREAS, Assignor represents and warrants that he is the owner of the Note and has been the owner of the Note since September 30, 2016. WHEREAS, Assignee desires to now purchase the Note and Assignor desires to sell all of its right, title, and interest in and to the Note to Assignee. NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: I. Sale and Purchase. Subject to the terms and conditions contained in this Agreement, on the Closing Date ( as defined in paragraph 3 below), the Assignor shall sell, transfer and deliver to the Assignee the Note and the Assignee shall purchase said Note from the Assignor for the Purchase Price as described in paragraph 2 below. 2. Purchase Price. For valuable consideration, receipt is hereby acknowledged; the further consideration to be paid by the Assignee to the Assignor for the Note shall be a sum of One Hundred ($100.00) Dollars (the "Purchase Price"). At the Closing (as defined in paragraph 3 below), the Purchase Price shall be payable by the Assignee in the form of a cashier's check or by wire transfer or good funds, to be delivered to the Assignor. 3. Closing. Subject to the closing of the Share Purchase Agreements entered into by and between Public Company Management Corporation., a Nevada corporation (the "Company"), and Assignor, individually and for each of the holders of shares of the common stock, par value $.001, of the Company, as set forth on Annex I to the Share Purchase Agreement and Repository Services LLC, or either ( or others), or waiver of all of the conditions to closing contained in said agreements, the Closing of the purchase of the Note shall take place at the offices of the Stauber Law Offices, 1880 Century Park East, Suite 315, Los Angeles, CA 90067 on August 30, 2020, or sooner, m1less another date or place is agreed to in writing by the parties hereto. The parties expressly agree that the Closing under this Agreement shall be extended to the same date as said Share Purchase 1 Agreement, but in no event later than September 30, 2020. The parties understand that the Closing under this Agreement may be a virtual closing with original documents supplied to the Stauber Law Offices for delivery and payment (wire transfer) consistent with normal closing practices and the parties appoint Ronald J. Stauber, attorney in fact, as agent for each of the parties for the Closing under this Agreement. 4. Assignor's Closing Deliveries. At the Closing and subject to the terms and conditions herein contained, the Assignor shall deliver to (i) the Assignee the Note and an assignment of the Note. 5. Assignee Closing Deliveries. At the Closing and subject to the terms and conditions herein contained, the Assignee shall deliver to the Assignor the Purchase Price disbursed by certified check or wire transfer or good funds. 6. Amendments; No Waivers. Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Assignor and the Assignee, or in the case of a waiver, by the party against whom the waiver is to be effective. 7. Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. 8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Assignee shall have the right to assign this Agreement to an affiliate or assignee reasonably acceptable to the Assignor and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder. 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereof. 10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder. 11. Entire Agreement. This Agreement and annexes, exhibits and/or schedules hereto or delivered pursuant to this Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. [Signatures on page 3] 2 [Signature page to Assignment of Note] IN WITNESS WHEREOF, the Assignee and the Assignor have cansed this Agreement to be executed as of as of the day and year first above written. ASSIGNOR: Stephen Brock ASSIGNEE: By:_+--V-'-" Na er Tit e: horized. CONSENT OF SPOUSE OF STEPHEN BROCK The undersigned, the spouse of Stephen Brock to the foregoing Assignment of Note (the "Agreement"), acknowledges on her own behalf that: (a) I have read the foregoing Agreement and I know its contents; (b) I am aware that by its provisions my spouse has agreed to sell, assign, transfer and deliver to the Company the Note owned by my spouse, including my community interest therein, (c) I hereby consent to the sale, approve of the provisions of the Agreement, and agree that such Note, including my interest therein, that are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement on such Note and waive any rights thereunder. Kathryn Brock 3